UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 8, 2019

Technical Communications Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	001-34816	04-2295040
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Domino Drive, Concord, MA	01742
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(978) 287-5100

Not Applicable
(Former name or former address, if changed since last report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	TCCO	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 4.01	Changes in Registrant’s Certifying Accountant

On July 8, 2019, CohnReznick LLP informed the Company of its intention to resign as the independent registered public accounting firm of Technical Communications Corporation (the “Company”) effective at the conclusion of the third quarter interim review for the period ended June 29, 2019.

The report of CohnReznick LLP on the Company’s financial statements for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report disclosed an uncertainty that raised substantial doubt as to the Company’s ability to continue as a going concern.

In connection with the audit of the Company’s financial statements for the most recent fiscal year and through July 8, 2019, there have been no disagreements between the Company and CohnReznick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreement, if not resolved to the satisfaction of CohnReznick LLP, would have caused it to make reference to the subject matter of such disagreement in connection with its report on the financial statements for such period.

During the Company’s most recent fiscal year and through July 8, 2019, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) with CohnReznick LLP.

The Company provided CohnReznick LLP with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that CohnReznick LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter from CohnReznick LLP is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired. Not applicable.
b.	Pro forma financial information. Not applicable.
c.	Shell company transactions. Not applicable
d.	Exhibits.

Exhibit No.	Title

16.1	Letter dated July 12, 2019 from CohnReznick LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Communications Corporation

Dated: July 12, 2019	By: /s/ Carl H. Guild, Jr.
Carl H. Guild, Jr.
President and Chief Executive Officer